UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II

VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND

VIRTUS TOTAL RETURN FUND INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS CONVERTIBLE & INCOME FUND
VIRTUS CONVERTIBLE & INCOME FUND II
VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
VIRTUS EQUITY & CONVERTIBLE INCOME FUND
VIRTUS GLOBAL MULTI-SECTOR INCOME FUND
VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
VIRTUS TOTAL RETURN FUND INC.
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on June 1, 2026
Notice is hereby given to the shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) and Virtus Equity & Convertible Income Fund (“NIE”), each a Massachusetts business trust, Virtus Global Multi-Sector Income Fund (“VGI”), a Delaware statutory trust, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), a Massachusetts business trust, and Virtus Total Return Fund Inc. (“ZTR”), a Maryland corporation* (each of AIO, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and ZTR, a “Fund” and collectively, the “Funds”), that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held on June 1, 2026 at 3:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:

*
The members of ZTR’s Board are directors, as that Fund is organized as a corporation; however, when referencing Board members generally throughout these proxy materials, we will refer to them as “trustees” unless the context is specific to ZTR.

1.
To elect trustees of AIO, as follows:

a.
Elect Donald C. Burke as a Class I trustee of AIO, by the AIO shareholders (“Proposal 1a”);

b.
Elect R. Keith Walton as a Class I trustee of AIO, by the AIO shareholders (“Proposal 1b”);

c.
Elect Brian T. Zino as a Class I trustee of AIO, by the AIO shareholders (“Proposal 1c”);

2.
To elect trustees of NCV, as follows:

a.
Elect George R. Aylward as a Class II trustee of NCV, by the NCV shareholders (“Proposal 2a”);

b.
Elect Sarah E. Cogan as a Class II trustee of NCV, by the NCV shareholders (“Proposal 2b”);

c.
Elect R. Keith Walton as a Class III trustee of NCV, by the NCV shareholders (“Proposal 2c”);

3.
To elect trustees of NCZ, as follows:

a.
Elect George R. Aylward as a Class II trustee of NCZ, by the NCZ shareholders (“Proposal 3a”);

b.
Elect R. Keith Walton as a Class II trustee of NCZ, by the NCZ shareholders (“Proposal 3b”);

4.
To elect trustees of ACV, as follows:

a.
Elect F. Ford Drummond as a Class I trustee of ACV, by the ACV shareholders (“Proposal 4a”);

b.
Elect George R. Aylward as a Class II trustee of ACV, by the ACV shareholders (“Proposal 4b”);

c.
Elect R. Keith Walton as a Class II trustee of ACV, by the ACV shareholders (“Proposal 4c”);

5.
To elect trustees of NFJ, as follows:

a.
Elect F. Ford Drummond as a Class I trustee of NFJ, by the NFJ shareholders (“Proposal 5a”);

b.
Elect Sarah E. Cogan as a Class III trustee of NFJ, by the NFJ shareholders (“Proposal 5b”);

c.
Elect R. Keith Walton as a Class III trustee of NFJ, by the NFJ shareholders (“Proposal 5c”);

6.
To elect trustees of NIE, as follows:

a.
Elect F. Ford Drummond as a Class I trustee of NIE, by the NIE shareholders (“Proposal 6a”);

b.
Elect R. Keith Walton as a Class I trustee of NIE, by the NIE shareholders (“Proposal 6b”);

c.
Elect Brian T. Zino as a Class I trustee of NIE, by the NIE shareholders (“Proposal 6c”);

7.
To elect trustees of VGI, as follows:

a.
Elect Donald C. Burke as a Class II trustee of VGI, by the VGI shareholders (“Proposal 7a”);

b.
Elect Sarah E. Cogan as a Class II trustee of VGI, by the VGI shareholders (“Proposal 7b”);

8.
To elect trustees of EDF, as follows:

a.
Elect F. Ford Drummond as a Class III trustee of EDF, by the EDF shareholders (“Proposal 8a”);

b.
Elect Connie D. McDaniel as a Class III trustee of EDF, by the EDF shareholders (“Proposal 8b”);

9.
To elect directors of ZTR, as follows:

a.
Elect Connie D. McDaniel as a Class III director of ZTR, by the ZTR shareholders (“Proposal 9a”);

b.
Elect R. Keith Walton as a Class III director of ZTR, by the ZTR shareholders (“Proposal 9b”);

c.
Elect Brian T. Zino as a Class III director of ZTR, by the ZTR shareholders (“Proposal 9c”);

10.
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as each Fund’s independent registered public accounting firm for its current fiscal year by the respective Fund’s shareholders; and

11.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof, by the AIO, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and/or ZTR shareholders.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH TRUSTEE NOMINEE AND FOR RATIFYING THE SELECTION OF PWC AS EACH FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on March 31, 2026, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet, so you will be represented at the Annual Meeting.
By order of the Board,
Kathryn L. Santoro
Secretary
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.
April 20, 2026

IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website indicated on your proxy card for instructions on how to cast your vote. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

Instruction/Q&A Section
Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of a Fund as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.meetnow.global/MN6WL79. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting room virtually prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.
Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare at the email address below. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 27, 2026.
You will receive a confirmation of your registration by email after we receive your legal proxy.
Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

Q:
What if I have trouble accessing the Annual Meeting virtually?

A:
The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting room virtually prior to the start time. A link on the virtual meeting room page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JUNE 1, 2026

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”, or the “Trustees”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) and Virtus Equity & Convertible Income Fund (“NIE”), each a Massachusetts business trust, Virtus Global Multi-Sector Income Fund (“VGI”), a Delaware statutory trust, Virtus Stone Harbor Emerging Markets Income Fund (“EDF”), a Massachusetts business trust, and Virtus Total Return Fund Inc. (“ZTR”), a Maryland corporation (each of AIO, NCV, NCZ, ACV, NFJ, NIE, VGI, EDF and ZTR, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) on June 1, 2026 at 3:30 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about April 20, 2026.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1a	Elect Donald C. Burke as a Class I trustee of AIO	AIO shareholders
1b	Elect R. Keith Walton as a Class I trustee of AIO	AIO shareholders
1c	Elect Brian T. Zino as a Class I trustee of AIO	AIO shareholders
2a	Elect George R. Aylward as a Class II trustee of NCV	NCV shareholders
2b	Elect Sarah E. Cogan as a Class II trustee of NCV	NCV shareholders
2c	Elect R. Keith Walton as a Class III trustee of NCV	NCV shareholders
3a	Elect George R. Aylward as a Class II trustee of NCZ	NCZ shareholders
3b	Elect R. Keith Walton as a Class II trustee of NCZ	NCZ shareholders
4a	Elect F. Ford Drummond as a Class I trustee of ACV	ACV shareholders

Proposal		Shareholders Entitled to Vote
4b	Elect George R. Aylward as a Class II trustee of ACV	ACV shareholders
4c	Elect R. Keith Walton as a Class II trustee of ACV	ACV shareholders
5a	Elect F. Ford Drummond as a Class I trustee of NFJ	NFJ shareholders
5b	Elect Sarah E. Cogan as a Class III trustee of NFJ	NFJ shareholders
5c	Elect R. Keith Walton as a Class III trustee of NFJ	NFJ shareholders
6a	Elect F. Ford Drummond as a Class I trustee of NIE	NIE shareholders
6b	Elect R. Keith Walton as a Class I trustee of NIE	NIE shareholders
6c	Elect Brian T. Zino as a Class I trustee of NIE	NIE shareholders
7a	Elect Donald C. Burke as a Class II trustee of VGI	VGI shareholders
7b	Elect Sarah E. Cogan as a Class II trustee of VGI	VGI shareholders
8a	Elect F. Ford Drummond as a Class III trustee of EDF	EDF shareholders
8b	Elect Connie D. McDaniel as a Class III trustee of EDF	EDF shareholders
9a	Elect Connie D. McDaniel as a Class III director of ZTR	ZTR shareholders
9b	Elect R. Keith Walton as a Class III director of ZTR	ZTR shareholders
9c	Elect Brian T. Zino as a Class III director of ZTR	ZTR shareholders
10	Ratify the selection of PwC as each Fund’s independent registered public accounting firm for its current fiscal year;	Each Fund’s shareholders, voting separately
11	Transact such additional business as properly comes before the Annual Meeting	Each Fund’s shareholders
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds, which consist of holders of common shares (“Common Shares”) of each Fund (the “Common Shareholders”) and holders of preferred shares (“Preferred Shares” and, together with the Common Shares, “Shares”) of NCV and NCZ (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”), because all nine such Funds are in the same family of funds and the Shareholders of each such Fund are expected to consider and vote on similar matters. Shareholders of each such Fund will vote separately on each of the proposals relating to their respective Fund, and an unfavorable vote on a proposal by the Shareholders of one such Fund will not affect the outcome of the proposals of the other Funds. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s Shares will be voted “FOR” Proposals 1a through 10, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 27, 2026.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on March 31, 2026 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (or fractional vote for each fractional Share) registered in his or her name, with no cumulative voting rights in the election of Trustees, except as otherwise described in the following paragraph.
At the Annual Meeting, the Preferred Shareholders of each of NCV and NCZ will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of cumulative preferred shares (“Cumulative Preferred Shares”) and mandatory redeemable preferred shares (“MRP Shares”), each with liquidation preference of $25.00 per share.
The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.
	Outstanding Common Shares	Outstanding Preferred Shares
AIO	34,439,039.000	N/A
NCV	22,593,393.000	6,640,000.000(1)
NCZ	19,028,938.000	5,240,000.000(2)
ACV	10,396,028.000	N/A
NFJ	92,967,244.000	N/A
NIE	27,708,965.000	N/A
VGI	11,313,093.602	N/A
EDF	32,114,688.000	N/A
ZTR	49,993,603.000	N/A

(1)
Includes 4,000,000 Cumulative Preferred Shares and 2,640,000 MRP Shares. The NCV MRP Shares total is a combination of Series A and B.

(2)
Includes 4,360,000 Cumulative Preferred Shares and 880,000 MRP Shares.

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 1, 2026:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-35032. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended November 30, 2025 (VGI, EDF and ZTR) or January 31, 2026 (AIO, NCV, NCZ, ACV, NFJ and NIE), to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.

1. ELECTION OF TRUSTEES
Background
The Board is responsible for the general oversight of each Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of each Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class of Trustees expires.
Effect of the Approval of Proposals 1a Through 9c
If each of Proposals 1a through 9c is approved, the respective Trustee nominee (each a “Trustee Nominee” and together, the “Trustee Nominees”) would be elected as a Trustee effective as of the Annual Meeting. Each would begin to serve or continue to serve on the Board as the respective Class I, Class II or Class III Trustee, as applicable, for an additional term of one to three years, depending upon the expiration date of the term of the respective class, and until their respective successor has been duly elected and qualified.
Election of AIO Trustees (Proposals 1a Through 1c)
At the meeting, holders of AIO Common Shares are entitled to elect three trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of AIO Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCV Trustees (Proposals 2a Through 2c)
At the meeting, holders of NCV Common and Preferred Shares, voting as a single class, are entitled to elect two trustees for a term ending in 2029 and one trustee for a term ending in 2027 to serve until the annual meeting of shareholders in that year and until their respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCV Common Shares and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCZ Trustees (Proposals 3a Through 3b)
At the meeting, holders of NCZ Common and Preferred Shares, voting as a single class, are entitled to elect two trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCZ Common Shares and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of ACV Trustees (Proposals 4a Through 4c)
At the meeting, holders of ACV Common Shares are entitled to elect one trustee for a term ending in 2028 and two trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of ACV Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NFJ Trustees (Proposals 5a Through 5c)
At the meeting, holders of NFJ Common Shares are entitled to elect one trustee for a term ending in 2027 and two trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NFJ Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NIE Trustees (Proposals 6a Through 6c)
At the meeting, holders of NIE Common Shares are entitled to elect three trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NIE Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of VGI Trustees (Proposals 7a Through 7b)
At the meeting, holders of VGI Common Shares are entitled to elect two trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A majority of VGI Common Shares present and entitled to vote at the meeting is necessary to elect those trustees, provided a quorum is present.
Election of EDF Trustees (Proposals 8a Through 8b)
At the meeting, holders of EDF Common Shares are entitled to elect two trustees for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of EDF Common Shares is necessary to elect those trustees, provided a quorum is present.

Election of ZTR Directors (Proposals 9a Through 9c)
At the meeting, holders of ZTR Common Shares are entitled to elect three directors for a term ending in 2029, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of ZTR Common Shares is necessary to elect those directors, provided a quorum is present.
Additional Information About Proposals 1a through 9c
The holders of each of NCV’s and NCZ’s Preferred Shares will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class with respect to Proposals 2a through 3b, as applicable. The holders of each of AIO’s, ACV’s, NFJ’s, NIE’s, VGI’s, EDF’s and ZTR’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 1c and 4a through 9c, as applicable.
Unless instructions to the contrary are marked on the proxy card, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee described in Proposals 1a through 9c.
For those Funds with a plurality vote standard set forth above, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Trustee Nominees are running unopposed, all Trustee Nominees of each Fund requiring a plurality vote are expected to be elected as Trustees, as all Trustee Nominees who receive votes in favor will be elected if a quorum is present, while votes not cast or votes to withhold will have no effect on the election outcome.
Background and additional information concerning the current Trustees and the Trustee nominees is set forth in the tables that follow. The “Interested” Trustee is indicated by an asterisk (*). Independent Trustees are those (a) who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of (i) the applicable Fund, (ii) the Fund’s investment adviser, Virtus Investment Advisers, LLC (the “Adviser”) or applicable subadviser(s) (Newfleet Asset Management (“Newfleet”) or Stone Harbor Investment Partners (“Stone Harbor”), each an operating division of Virtus Fixed Income Advisers, LLC (“VFIA”), Duff & Phelps Investment Management Co. (“Duff & Phelps”), NFJ Investment Group, LLC (“NFJ Group”), and/or Voya Investment Management Co. LLC (“Voya”), each a “Subadviser” and together the “Subadvisers”), or (iii) a principal underwriter of the Fund; and (b) who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees
Burke, Donald C. YOB: 1960 Portfolios Overseen: 96
Class II Trustee of AIO since 2023; Class I nominee for term expiring 2029
Class II Trustee of NFJ since 2023, term expires at the 2028 Annual Meeting
Class II Trustee of NIE since 2023, term expires at the 2027 Annual Meeting
Class II Trustee of VGI since 2020, nominee for term expiring 2029
Class II Trustee of EDF since 2022, term expires at the 2028 Annual Meeting
Class I Director of ZTR since 2020, term expires at the 2027 Annual Meeting
Class I Trustee of NCV since 2024, term expires at the 2028 Annual Meeting
Class I Trustee of NCZ since 2024, term expires at the 2028 Annual Meeting
Class III Trustee of ACV since 2024, term expires at the 2027 Annual Meeting
		Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Director (2014 to 2021), Duff & Phelps Utility and Corporate Bond Trust Inc.; Director (since 2011), Avista Corp. (energy company); Trustee (2010 to 2014), Goldman Sachs Fund Complex; and Director (2006 to 2010), BlackRock Luxembourg and Cayman Funds.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Cogan, Sarah E. YOB: 1956 Portfolios Overseen: 86
Class III Trustee of AIO since 2019, term expires at the 2028 Annual Meeting
Class II Trustee of NCV since 2019, nominee for term expiring 2029
Class I Trustee of NCZ since 2019, term expires at the 2028 Annual Meeting
Class III Trustee of ACV since 2019, term expires at the 2027 Annual Meeting
Class III Trustee of NFJ since 2019, nominee for term expiring at the 2029 Annual Meeting;
Class III Trustee of NIE since 2019, term expires at the 2028 Annual Meeting
Class II Trustee of VGI since 2021, nominee for term expiring 2029
Class II Trustee of EDF since 2022, term expires at the 2028 Annual Meeting
Class I Director of ZTR since 2021, term expires at the 2027 Annual Meeting
Retired Partner, Simpson
		Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2019), PIMCO Closed-End Funds(4) (24 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Drummond, F. Ford YOB: 1962 Portfolios Overseen: 86
Class II Trustee of AIO since 2019, term expires at the 2027 Annual Meeting
Class III Trustee of NCV since 2015, term expires at the 2027 Annual Meeting
Class III Trustee of NCZ since 2015, term expires at the 2027 Annual Meeting
Class II Trustee of ACV since 2015, term expires at the 2026 Annual Meeting; Class I nominee for term expiring 2028
Class III Trustee of NFJ since 2015, term expires at the 2026 Annual Meeting; Class I nominee for term expiring 2027
Class II Trustee of NIE since 2015, term expires at the 2027 Annual Meeting; Class I nominee for term expiring 2029
Class III Trustee of VGI since 2021, term expires at the 2027 Annual Meeting
Class III Trustee of EDF since 2022, nominee for term expiring 2029
Class II Director of ZTR since 2021, term expires at the 2028 Annual Meeting
		President (since 1998), F.G. Drummond Ranches, Inc. Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Director (since 2011), Bancfirst Corporation

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
McDaniel, Connie D. YOB: 1958 Portfolios Overseen: 93
Class II Trustee of AIO since 2023, term expires at the 2027 Annual Meeting
Class I Trustee of NCV since 2023, term expires at the 2028 Annual Meeting
Class I Trustee of NCZ since 2023, term expired at the 2024 Annual Meeting; Class III Trustee of NCZ since 2024, term expires at the 2027 Annual Meeting
Class I Trustee of ACV since 2023, term expires at the 2028 Annual Meeting
Class I Trustee of NFJ since 2023, term expires at the 2027 Annual Meeting
Class II Trustee of NIE since 2023, term expires at the 2027 Annual Meeting
Class III Trustee of VGI since 2020, term expires at the 2027 Annual Meeting
Class II Trustee of EDF since 2022, term expired at the 2025 Annual Meeting; Class III Trustee of EDF since 2025, nominee for term expiring 2029
Class III Director of ZTR since 2020, nominee for term expiring 2029
		Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Walton, R. Keith YOB: 1964 Portfolios Overseen: 93
Class I Trustee of AIO since 2022, nominee for term expiring 2029
Class II Trustee of NCV since 2022, term expires at the 2026 Annual Meeting; Class III nominee for term expiring 2027
Class III Trustee of NCZ since 2023, term expires at the 2027 Annual Meeting; Class II nominee for term expiring 2029
Class II Trustee of ACV since 2022, nominee for term expiring 2029
Class III Trustee of NFJ since 2023, nominee for term expiring 2029
Class I Trustee of NIE since 2022, nominee for term expiring 2029
Class I Trustee of VGI since 2020, term expires at the 2028 Annual Meeting
Class I Trustee of EDF since 2022, term expires at the 2027 Annual Meeting
Class III Director of ZTR since 2020, nominee for term expiring 2029
		Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Director (since 2017), certain funds advised by Bessemer Investment Management LLC (9 portfolios); Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service.

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Zino, Brian T. YOB: 1952 Portfolios Overseen: 86
Class I Trustee of AIO since 2022, nominee for term expiring 2029
Class III Trustee of NCV since 2022, term expires at the 2027 Annual Meeting
Class I Trustee of NCZ since 2022, term expires at the 2028 Annual Meeting
Class I Trustee of ACV since 2022, term expires at the 2028 Annual Meeting
Class I Trustee of NFJ since 2022, term expires at the 2027 Annual Meeting
Class I Trustee of NIE since 2022, nominee for term expiring 2029
Class I Trustee of VGI since 2020, term expires at the 2028 Annual Meeting
Class II Trustee of EDF since 2022, term expires at the 2028 Annual Meeting
Class III Director of ZTR since 2020, nominee for term expiring 2029
		Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J. & W. Seligman & Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Interested Trustee
Aylward, George R.* YOB: 1964 Portfolios Overseen: 111
Class III Trustee of AIO since 2021, term expires at the 2028 Annual Meeting
Class II Trustee of NCV since 2021, nominee for term expiring 2029
Class II Trustee of NCZ since 2021, nominee for term expiring 2029
Class II Trustee of ACV since 2021, nominee for term expiring 2029
Class II Trustee of NFJ since 2021, term expires at the 2028 Annual Meeting
Class III Trustee of NIE since 2021, term expires at the 2028 Annual Meeting
Class III Trustee of VGI since 2011, term expires at the 2027 Annual Meeting
Class I Trustee of EDF since 2022, term expires at the 2027 Annual Meeting
Class II Director of ZTR since 2006, term expires at the 2028 Annual Meeting
		Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (12 sub-funds), Stone Harbor Global Funds plc (3 sub-funds) and Virtus Global Funds ICAV (8 portfolios); Member (since 2021), Board of Governors of the Investment Company Institute; and Director (since 2013), Virtus Global Funds, plc (5 sub-funds).

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, Newfleet, Stone Harbor, Duff & Phelps and NFJ Group.

(1)
The business address of each current Trustee is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which an Adviser or an affiliate of an Adviser, including Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, serves as investment adviser.

(3)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he or she serves.

(4)
PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund II; PIMCO New York Municipal Income Fund II; and PIMCO Strategic Income Fund, Inc.

Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.

Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission (“SEC”).
George R. Aylward.   In addition to his positions with each Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also has held various executive positions with the Adviser, Newfleet, Stone Harbor, Duff & Phelps and NFJ Group, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Donald C. Burke.   Mr. Burke has extensive financial and business experience in the investment management industry. He was employed by BlackRock, Inc. (2006 to 2009) and Merrill Lynch Investment Managers (1990 to 2006) where he held a number of roles, including Managing Director and President and Chief Executive Officer of the BlackRock U.S. mutual funds. In this role, Mr. Burke was responsible for the accounting, tax and regulatory reporting requirements for over 300 open- and closed-end funds. He also served as a trustee for numerous global funds that were advised by BlackRock, Inc. Mr. Burke currently serves as a director and Audit Committee Chairman of Avista Corp., a public company involved in the production, transmission and distribution of energy. Mr. Burke started his career at Deloitte & Touche (formerly Deloitte Haskins & Sells) and is a certified public accountant. He has also served on a number of nonprofit boards. He is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her prior experience as counsel to the Independent Trustees of AIO, NCV, NCZ, ACV, NIE, NFJ and the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates and closed-end funds managed by PIMCO.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a health benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also previously served as a member and chairman of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state, and serves on the Board of Trustees of the Oklahoma Nature Conservancy (since 2008) and the Board of Trustees of the Frank Philips Foundation (since 2014). Mr. Drummond is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Connie D. McDaniel.   Ms. McDaniel, currently retired, has extensive domestic and international business experience, particularly with respect to finance, strategic planning, risk management and risk assessment functions. She is retired from The Coca-Cola Company, where she served as Vice President and Chief of Internal Audit, Corporate Audit Department (2009 to 2013), Vice President, Global Finance Transformation (2007 to 2009), Vice President and Controller (1999 to 2007), and held various management positions (1989 to 1999). While at The Coca-Cola Company, Ms. McDaniel chaired that company’s Ethics and Compliance Committee (2009 to 2013) and developed a knowledge of corporate governance matters. Prior to The Coca-Cola Company, she was associated with Ernst & Young (1980 to 1989). Ms. McDaniel served as Independent Trustee of the RidgeWorth Funds Board of Trustees from 2005 to 2017. She was Chairman of the RidgeWorth Funds Audit Committee (2008 to 2017), designated Audit Committee Financial Expert (2007 to 2017) and a member of the RidgeWorth Funds Governance and Nominating Committee (2015 to 2017). Ms. McDaniel also served as a Director of Total System Services, Inc. (2014 to 2019). She currently serves as a Director of Global Payments Inc. (since 2019) and as a Director of North Florida Land Trust (since 2021). Ms. McDaniel served as Chair of the Georgia State University Robinson College of Business Board of Advisors (2014 to 2016) and served as a member of the Georgia State University Robinson College of Business Board of Advisors (2011 to 2022). She is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and Senior Adviser at Brightwood Capital, LLC (since 2022). He served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021). Mr. Walton is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates and certain funds advised by Bessemer Investment Management LLC.
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing closed-end investment companies, a family of mutual funds, and institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of open-end and closed-end funds managed by the Adviser and its affiliates.
Required Vote
The election of three Trustee Nominees to the Board of AIO requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Trustee Nominees to the Board of NCV requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present.
The election of two Trustee Nominees to the Board of NCZ requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Trustee Nominees to the Board of ACV requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Trustee Nominees to the Board of NFJ requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.

The election of three Trustee Nominees to the Board of NIE requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of two Trustee Nominees to the Board of VGI requires the vote of a majority of VGI Common Shares present and entitled to vote at the meeting, provided a quorum is present.
The election of two Trustee Nominees to the Board of EDF requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Director Nominees to the Board of ZTR requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF EACH TRUSTEE NOMINEE IN PROPOSALS 1a THROUGH 9c.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange (the “NYSE”) vest the Audit Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. PwC has been selected to perform the audit of the financial statements of AIO, NCV, NCZ, ACV, NFJ and NIE for the year ending January 31, 2027, and of the financial statements of VGI, ZTR and EDF for the year ending November 30, 2026. Shareholders of each Fund are being asked to ratify this selection.
Representatives of PwC are not expected to be present at the Annual Meeting.
If shareholders of a Fund approve Proposal 10, PwC would serve as the Fund’s independent registered public accounting firm for its current fiscal year. If shareholders of a Fund do not approve Proposal 10, the Audit Committee and the Board would reconsider the continued retention of PwC.
Shareholders of each Fund will vote separately on Proposal 10. Holders of AIO, ACV, NFJ, NIE, VGI, EDF and ZTR Common Shares, and holders of NCV and NCZ Common Shares and Preferred Shares, each voting as a single class, are entitled to ratify the selection of PwC as each respective Fund’s independent registered public accounting firm for its current fiscal year. Shares have equal voting rights (i.e., one vote per share).
For each of AIO, NCV, NCZ, ACV, NFJ, NIE and EDF, a plurality of the quorum of Shares necessary for the transaction of business at the Annual Meeting is necessary to ratify the selection of PwC, provided a quorum is present. For each of VGI and ZTR, a majority of votes cast at the meeting by the holders of VGI Common Shares and ZTR Common Shares is necessary to ratify the selection of PwC, provided a quorum is present.
Unless instructions to the contrary are marked on the proxy card, it is the intention of the persons named in the proxy to vote the proxy “FOR” the ratification of PwC as each respective Fund’s independent registered public accounting firm for its current fiscal year.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF PwC AS EACH FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 10.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of each Board is to represent the interests of the relevant Fund and to provide general oversight of the management of the Fund. Each Fund’s day-to-day operations are managed by its Adviser, its Subadviser(s), and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to five regularly scheduled meetings per year, each Board expects to hold special meetings in person, via videoconference or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chair. Each Board may also designate working groups or ad hoc committees as it deems appropriate.
The Trustees of the Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse an environment for the Board where all members are respected, valued and engaged.
Ms. McDaniel serves as Chair of each Board. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chair also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel and the other Trustees. The Chair may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chair does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight.
Each Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President and Chief Executive Officer of Virtus, and previously served in various executive roles with the Adviser and affiliates of the Adviser that provide services to the Funds, provides each Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of service providers to the Funds. The leadership structure of each Board may be changed at any time at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, valuation risks, operational risks, compliance risks, and legal and regulatory risks. As part of its overall activities, each Fund’s Board oversees the management of the Fund’s risk management structure by the Fund’s Adviser, Subadviser(s), administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. Each Fund’s Adviser, Subadviser(s), administrator, officers and/or legal counsel prepare regular reports to the Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chair or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Subadviser(s) meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.
Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to monitor the number of fair valued securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadviser(s), and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadviser(s) and administrator relating to their operational capabilities, financial conditions and resources, among other matters. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role. The Board also receives regular reports regarding risk oversight including with respect to liquidity and derivatives in the Funds’ portfolios.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management.
As of the date of this proxy statement, each Fund has four committees: the Audit Committee, the Compliance Committee, the Governance and Nominating Committee, and the Contracts Committee.
Audit Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Committee”). The Audit Committee is responsible for overseeing each Fund’s accounting and auditing policies and practices. The Audit Committee reviews each Fund’s financial reporting procedures, system of internal control, the independent audit process, and each Fund’s procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the NYSE. Effective February 27, 2026, the Audit Committee members are

Donald C. Burke, Chair; Sarah E. Cogan, F. Ford Drummond, Connie D. McDaniel, R. Keith Walton and Brian T. Zino. Each Board has determined that each of Donald C. Burke and Brian T. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated each of them as an Audit Committee financial expert for each Fund, as applicable. Six meetings of the Audit Committees of AIO, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2026, and six meetings of the Audit Committees of VGI, EDF and ZTR were held during the year ended November 30, 2025.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/491/audit-committee-
charter.pdf.
Compliance Committee.   Each Board has adopted a written charter for each Fund’s compliance committee (the “Compliance Committee”). The Compliance Committee is responsible for overseeing each Fund’s compliance matters. The Compliance Committee oversees and reviews (1) information provided by each Fund’s officers, including each Fund’s CCO, the Fund’s investment adviser and other principal service providers, and others as appropriate; (2) the codes of ethics; (3) whistleblower reports; (4) cybersecurity programs; and (5) distribution programs. The Compliance Committee is composed entirely of Independent Trustees, and its current members are R. Keith Walton, Chair; Donald C. Burke; Sarah E. Cogan; F. Ford Drummond; Connie D. McDaniel; and Brian T. Zino. Four meetings of the Compliance Committees of AIO, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2026, and four meetings of the Compliance Committees of VGI, EDF and ZTR were held during the year ended November 30, 2025.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to each Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
Each Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, among other requirements, any shareholder group submitting a nomination must beneficially own, individually or in the aggregate, for at least two full years prior to the date of submitting the nomination, and through the date of the meeting at which such nomination is considered, 4% of the shares of a class of the Fund for which the Trustee nominee is submitted. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Brian T. Zino, Chair; Donald C. Burke; Sarah E. Cogan; F. Ford Drummond; Connie D. McDaniel; and R. Keith Walton. Three meetings of the Governance and Nominating Committees of AIO, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2026, and three meetings of the Governance and Nominating Committees of VGI, EDF and ZTR were held during the year ended November 30, 2025.
In accordance with proxy rules promulgated by the SEC, the Fund’s Governance and Nominating Committee charter is available at: https://www.virtus.com/assets/files/48y/gov-nom-comm-charter.pdf.
Contracts Committee.   Each Board has adopted a written charter for each Fund’s contracts committee (the “Contracts Committee”). The Contracts Committee is responsible for reviewing and considering the periodic renewal of the Funds’ investment advisory and administration. The Contracts Committee is composed entirely of Independent Trustees, and its current members are Sarah E. Cogan, Chair; Donald C. Burke; F. Ford Drummond; Connie D. McDaniel; R. Keith Walton; and Brian T. Zino. Five meetings of the Contracts Committees of AIO, NCV, NCZ, ACV, NFJ and NIE were held during the year ended January 31, 2026, and five meetings of the Contracts Committees of VGI, EDF and ZTR were held during the year ended November 30, 2025.
Non-Trustee Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, Interested Trustee and President of the Funds, can be found above within the description of the Trustees’ background.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE Senior Vice President (since 2017) and Vice President (2016 to 2017), VGI and ZTR Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972
Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), VGI
Executive Vice President, Chief Financial Officer and Treasurer (since 2022), EDF
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), ZTR
Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

President and Deputy Fund Chief Compliance Officer (March to May 2022), AIO, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR
Vice President and Fund Chief Compliance Officer (since 2022), Assistant Vice President and Deputy Fund Chief Compliance Officer (April to May 2022), EDF

Fromm, Jennifer YOB: 1973
Vice President, Counsel and Assistant Secretary (since 2024), Vice President, Chief Legal Officer, Counsel and Secretary (2022 to 2024) and Vice President and Assistant Secretary (2021 to 2022), AIO, NCV, NCZ, ACV, NFJ and NIE
Vice President, Counsel and Assistant Secretary (since 2024) and Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2024), VGI and ZTR
Vice President, Counsel and Assistant Secretary (since 2024) and Vice President, Chief Legal Officer, Counsel and Secretary (2022 to 2024), EDF
Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer	Vice President (since 2010) and Assistant Vice President (2007 to 2010),

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

(since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE
Vice President (since 2013) and Assistant Treasurer (since 2011), VGI
Vice President and Assistant Treasurer (since 2022), EDF
Vice President (since 2013) and Assistant Treasurer (since 2012), ZTR
Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965
Vice President and Assistant Treasurer (since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE
Vice President (since 2018) and Assistant Treasurer (since 2011), VGI
Vice President and Assistant Treasurer (since 2022), EDF
Vice President (since 2018) and Assistant Treasurer (since 2012), ZTR
Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Vice President (since 2024) and Assistant Vice President (2021 to 2024), AIO, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR Assistant Vice President (since 2022), EDF	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Santoro, Kathryn YOB: 1974	Vice President, Chief Legal Officer, Counsel and Secretary (since 2024)	Vice President and Senior Attorney (since 2024), Virtus Investment Partners, Inc.; various officer positions (since 2024) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Vice President, General Counsel, and Secretary, Anuvu Corp. 2021 to 2023; Managing Counsel, Janus Henderson Investors and various officer positions of registered funds advised by Janus Henderson Investors (2016 to 2020).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE Senior Vice President (since 2018), VGI and ZTR Senior Vice President (since 2022), EDF	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021), AIO, NCV, NCZ, ACV, NFJ, NIE, VGI and ZTR Executive Vice President (since 2022), EDF	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021), AIO, NCV, NCZ, ACV, NFJ and NIE Vice President and Controller (since 2021)	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus

Name and Year of Birth	Position(s) held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
	and Assistant Treasurer (since 2017), VGI Vice President, Controller and Assistant Treasurer (since 2022), EDF Vice President and Controller (since 2021) and Assistant Treasurer (since 2013), ZTR	Investment Partners, Inc.
Audited Financial Statements
AIO’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s financial statements for the year ended January 31, 2026, and VGI’s, EDF’s and ZTR’s financial statements for the year ended November 30, 2025, have been audited by PwC, an independent registered public accounting firm.
Audit Committee Report — AIO, NCV, NCZ, ACV, NFJ and NIE
The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended January 31, 2026, the Audit Committee: (1) reviewed and discussed each Fund’s 2026 audited financial statements with Management, (2) discussed with the independent accountant the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that each Fund’s audited financial statements be included in the Funds’ Annual Report to Shareholders for the fiscal year ended in 2026.

The Audit Committee
Donald C. Burke (Chair)
Sarah E. Cogan
F. Ford Drummond
Connie D. McDaniel
R. Keith Walton
Brian T. Zino
Audit Committee Report — VGI, EDF and ZTR
The Audit Committee oversees the Funds’ financial reporting process on behalf of the Board of Directors or Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended November 30, 2025, the Audit Committee: (1) reviewed and discussed each Fund’s 2025 audited financial statements with Management, (2) discussed with the independent accountant the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that each Fund’s audited financial statements be included in the Funds’ Annual Report to Shareholders for the fiscal year ended in 2025.
The Audit Committee*
Donald C. Burke (Chair)
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Connie D. McDaniel
R. Keith Walton
Brian T. Zino

*
Deborah A. DeCotis retired as a member of the Audit Committee effective February 27, 2026.

The Audit Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by the Fund’s independent auditors, as applicable. Audit, audit-related and tax compliance services provided to the Funds on an annual basis require specific pre-approval by each Audit Committee. Each Audit Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During each of AIO’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s fiscal year ended January 31, 2026 and each of VGI’s, EDF’s and ZTR’s fiscal year ended November 30, 2025, all audit, audit-related, tax and non-audit services provided by each Fund’s independent registered public accounting firm, as applicable, to the Fund’s Adviser, Newfleet, Stone Harbor, Duff & Phelps or NFJ Group, as applicable, or any entity controlling, controlled by, or under common control with the Fund’s Adviser or Newfleet, Stone Harbor, Duff & Phelps or NFJ Group, as applicable, were pre-approved by the Fund’s Audit Committee or the Fund’s Audit Committee Chair pursuant to the Fund’s Policy Regarding Pre-Approval of Audit Related and Tax Services.
Shareholder Communications to the Trustees
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Trustees in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specific individual Trustee, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of the Record Date, the Funds’ Trustees and executive officers, as a group, owned less than 1% of the Funds’ outstanding Shares. As of March 31, 2026, the current Trustees owned Shares of each Fund in the following amounts:

Name of Trustee	Dollar Range of Equity Securities in AIO	Dollar Range of Equity Securities in NCV	Dollar Range of Equity Securities in NCZ
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Sarah E. Cogan	$10,001 – $50,000	$10,000 – $50,000	$10,000 – $50,000
F. Ford Drummond	$10,000 – $50,000	$1 – $10,000	$1 – $10,000
Connie D. McDaniel	$50,001 – $100,000	$1 – $10,000	$1 – $10,000
R. Keith Walton	None	None	None
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$10,000 – $50,000
Interested Trustee
George R. Aylward	Over $100,000	$50,000 – $100,000	$50,000 – $100,000
Name of Trustee	Dollar Range of Equity Securities in ACV	Dollar Range of Equity Securities in NFJ	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in VGI
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Sarah E. Cogan	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
F. Ford Drummond	$50,001 – $100,000	$1 – $10,000	$10,001 – $50,000	$1 – $10,000
Connie D. McDaniel	$1 – $10,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
R. Keith Walton	$1 – $10,000	None	None	$1 – $10,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Interested Trustee
George R. Aylward	$50,001 – $100,000	Over $100,000	$50,001 – $100,000	$10,001 – $50,000
Name of Trustee	Dollar Range of Equity Securities in EDF	Dollar Range of Equity Securities in ZTR	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Donald C. Burke	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Sarah E. Cogan	None	$10,001 – $50,000	Over $100,000
F. Ford Drummond	$10,001 – $50,000	$10,000 – $50,000	Over $100,000
Connie D. McDaniel	$1 – $10,000	$10,001 – $50,000	Over $100,000
R. Keith Walton	None	$10,001 – $50,000	Over $100,000
Brian T. Zino	$10,001 – $50,000	$50,000 – $100,000	Over $100,000
Interested Trustee
George R. Aylward	None	Over $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board Meetings
The Funds have not established a policy with respect to Trustee attendance at annual shareholder meetings. Seven meetings of NFJ’s Board were held during the fiscal year ended January 31, 2026, six meetings of each of AIO’s, NCV’s, NCZ’s, ACV’s, and NIE’s Board were held during the fiscal year ended January 31, 2026, and five meetings of each of VGI’s, EDF’s, and ZTR’s Board were held during the fiscal year ended November 30, 2025.
During AIO’s, NCV’s, NCZ’s, ACV’s, NFJ’s and NIE’s fiscal year ended January 31, 2026 and VGI’s, EDF’s and ZTR’s fiscal year ended November 30, 2025, each Trustee attended at least 75% of the total number of Board meetings and committee meetings of which such Trustee was a member.
Compensation of Independent Trustees
The following tables provide information regarding the aggregate compensation paid to each Independent Trustee of AIO, NCV, NCZ, ACV, NFJ and NIE for the fiscal year ended January 31, 2026, and each Independent Trustee of VGI, EDF and ZTR for the fiscal year ended November 30, 2025, for serving as a Trustee of the Funds and other funds in the same Fund Complex as the Funds. The Trustees do not currently receive any pension or retirement benefits from the Funds or other funds in the Fund Complex. The Interested Trustee does not receive compensation from the Funds or other funds in the Fund Complex.
AIO, NCV, NCZ, ACV, NFJ and NIE (for fiscal year ended January 31, 2026)
Name of Trustee	Aggregate Compensation from AIO	Aggregate Compensation from NCV	Aggregate Compensation from NCZ
Donald C. Burke	$6,944	$3,073	$2,322
Sarah E. Cogan	$6,944	$3,073	$2,322
Deborah A. DeCotis	$6,107	$2,703	$2,042
F. Ford Drummond	$6,107	$2,703	$2,042
Connie D. McDaniel	$8,919	$3,947	$2,982
R. Keith Walton	$6,808	$3,013	$2,276
Brian T. Zino	$6,808	$3,013	$2,276

Name of Trustee	Aggregate Compensation from ACV	Aggregate Compensation from NFJ	Aggregate Compensation from NIE	Total Compensation from the Funds and Fund Complex(2)
Donald C. Burke	$2,094	$11,392	$6,346	$563,224
Sarah E. Cogan	$2,094	$11,392	$6,346	$431,875
Deborah A. DeCotis(1)	$1,842	$10,022	$5,582	$380,000
F. Ford Drummond	$1,842	$10,022	$5,582	$380,000
Connie D. McDaniel	$2,690	$14,637	$8,153	$604,340
R. Keith Walton	$2,054	$11,171	$6,223	$470,099
Brian T. Zino	$2,054	$11,171	$6,223	$423,500

(1)
Effective February 27, 2026, Ms. DeCotis retired as a Trustee.

(2)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which a Fund’s Adviser or an affiliate of the Adviser, including Newfleet, Stone Harbor, Duff & Phelps, and NFJ Group, serves as investment adviser.

VGI, EDF and ZTR (for fiscal year ended November 30, 2025)
Name of Trustee	Aggregate Compensation from VGI	Aggregate Compensation from EDF	Aggregate Compensation from ZTR	Total Compensation from the Funds and Fund Complex(5)
Donald C. Burke	$778	$1,200	$3,275	$579,849
Sarah E. Cogan	$778	$1,200	$3,275	$430,000
Deborah A. DeCotis(1)	$687	$1,061	$2,894	$380,000
F. Ford Drummond	$687	$1,061	$2,894	$380,000
John R. Mallin(2)	$661	$1,021	$2,785	$350,000
Connie D. McDaniel	$961	$1,488	$4,042	$571,381
Philip R. McLoughlin(3)	$187	$272	$821	$149,658
Geraldine M. McNamara(4)	$167	$243	$733	$140,783
R. Keith Walton	$763	$1,178	$3,214	$460,099
Brian T. Zino	$763	$1,178	$3,214	$422,000

(1)
Effective February 27, 2026, Ms. DeCotis retired as a Trustee.

(2)
Effective December 31, 2025, Mr. Mallin retired as a Trustee.

(3)
Effective March 10, 2025, Mr. McLoughlin retired as a Trustee.

(4)
Effective March 31, 2025, Ms. McNamara retired as a Trustee.

(5)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which a Fund’s Adviser or an affiliate of the Adviser, including Newfleet, Stone Harbor, Duff & Phelps, and NFJ Group, serves as investment adviser.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for each of NCV, NCZ, NFJ, NIE, and EDF will consist of the presence in person (virtually) or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting. A quorum for AIO and ACV at its Meeting will consist of the presence in person (virtually) or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting. A quorum for each of VGI and ZTR will consist of the presence in person (virtually) or by proxy of a majority of the outstanding Shares of that Fund entitled to vote at the Annual Meeting.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For all Proposals except Proposals 7a through 7b (Election of VGI Trustees), broker non-votes or abstentions will have no effect. For Proposals 7a through 7b, abstentions will have the same effect as a vote “against” these proposals, and broker non-votes will have no effect on the vote for these proposals.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
AIO, NCV, NCZ, ACV, NFJ and NIE
If the quorum required for a Proposal for AIO, NCV, NCZ, ACV, NFJ or NIE has not been met, the persons named as proxies may propose adjournment of the Annual Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to a Proposal for AIO, NCV, NCZ, ACV, NFJ or NIE will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.
The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Annual Meeting for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended by the Fund’s Board for approval by shareholders, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.
VGI, EDF and ZTR
If a quorum is not present in person (virtually) or by proxy at the time the Annual Meeting for VGI, EDF or ZTR is called to order, or there are not sufficient votes to approve a proposal, the chair of the Annual Meeting may, with respect to that proposal, adjourn the Annual Meeting if the chair determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Annual Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
AND THE FUNDS
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via the Internet are included on the proxy card. The required control number for Internet voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on May 27, 2026.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the virtual meeting room prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on March 31, 2026, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each Share held and a fractional vote with respect to each fractional Share with no cumulative voting rights. On each proposal to be brought before the Annual Meeting, the Preferred Shareholders of each of NCV and NCZ will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of Cumulative Preferred Shares and MRP Shares, each with liquidation preference of $25.00 per share.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear its pro rata portion of such expenses based on its assets, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Funds will bear 100% of solicitation costs, if any.
Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. The Proxy Statement is also available at https://www.proxy-direct.com/vir-35032.
Adviser and Subadvisers
Virtus Investment Advisers, LLC serves as investment adviser to all of the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Funds. The Adviser is located at One Financial Plaza, Hartford, CT 06103.
The Adviser has delegated the day-to-day portfolio management of AIO, NCV, NCZ, ACV and NIE to Voya; the day-to-day portfolio management of NFJ to Voya and NFJ Group; the day-to-day portfolio management of VGI to Newfleet, an operating division of VFIA; the day-to-day portfolio management of EDF to Stone Harbor, an operating division of VFIA; and the day-to-day portfolio management of ZTR to Newfleet and Duff & Phelps. Each of NFJ Group, Duff & Phelps and VFIA is an affiliate of the Adviser and, like the Adviser, is an indirect wholly owned subsidiary of Virtus Investment Partners, Inc.
NFJ Group is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201. Newfleet is located at One Financial Plaza, Hartford, CT 06103. Duff & Phelps is located at 10 South Wacker Drive, 19th Floor, Chicago, IL 60606. Stone Harbor is located at 31 West 52nd Street, 16th Floor, New York, New York 10019, and One Financial Plaza, Hartford, Connecticut 06103. Voya is located at 230 Park Avenue, New York, New York, 10169, and is a wholly-owned subsidiary of a holding company which is ultimately owned by Allianz SE and Voya Financial, Inc.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.
Independent Auditors Fees
The aggregate fees paid to PwC in each of the last two fiscal years in connection with each Fund’s annual audit were as follows:
Fund	Auditor	Fiscal Year Ended	Audit Fees	Related Fees*	Tax Fees**	All Other Fees
AIO	PwC	31-Jan-26	$40,973	$1,971	$7,618	$0
AIO	PwC	31-Jan-25	$40,973	$1,798	$5,147	$0
NCV	PwC	31-Jan-26	$44,514	$1,971	$4,838	$0
NCV	PwC	31-Jan-25	$44,514	$1,798	$5,147	$0
NCZ	PwC	31-Jan-26	$44,514	$1,971	$4,838	$0
NCZ	PwC	31-Jan-25	$44,514	$1,798	$5,147	$0
ACV	PwC	31-Jan-26	$40,973	$1,971	$10,314	$0
ACV	PwC	31-Jan-25	$40,973	$1,798	$7,647	$0
NFJ	PwC	31-Jan-26	$40,973	$1,931	$10,314	$0
NFJ	PwC	31-Jan-25	$40,973	$1,798	$7,647	$0
NIE	PwC	31-Jan-26	$40,973	$1,931	$13,094	$0
NIE	PwC	31-Jan-25	$40,973	$1,798	$7,647	$0
VGI	PwC	30-Nov-25	$31,848	$5,225	$3,294	$0

Fund	Auditor	Fiscal Year Ended	Audit Fees	Related Fees*	Tax Fees**	All Other Fees
VGI	PwC	30-Nov-24	$31,848	$3,500	$3,504	$0
EDF	PwC	30-Nov-25	$40,564	$5,225	$13,008	$0
EDF	PwC	30-Nov-24	$50,064	$3,500	$7,232	$0
ZTR	PwC	30-Nov-25	$31,848	$5,225	$4,838	$0
ZTR	PwC	30-Nov-24	$31,848	$3,500	$5,147	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of each Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of each Fund’s tax provision and Regulated Investment Company qualification in connection with audits of each Fund’s financial statements, review of year-end distributions by each Fund to avoid excise tax, periodic discussion with management on tax issues affecting each Fund, and reviewing and signing each Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Funds’ Audit Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.
Principal Shareholders
As of March 31, 2026, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.

Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of ACV	Wells Fargo & Co. . 420 Montgomery Street. San Francisco, CA 94104	944,666	9.09%
Common Shares of EDF	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,881,839	12.09%
Common Shares of NCV	Morgan Stanley 1585 Broadway New York, NY 10036	1,254,551	5.55%
Preferred Shares of NCV	Metropolitan Life Insurance Company 200 Park Ave New York, NY 10166	2,580,000	38.86%(1)
Common Shares of NCZ	Morgan Stanley 1585 Broadway New York, NY 10036	1,829,745	9.62%
Common Shares of NCZ	Sun Life Financial Inc. One York Street, 31st Floor Toronto, Ontario CANADA M5J0B6	1,052,148	5.53%
Preferred Shares of NCZ	Fidelity National Financial, Inc. 601 Riverside Ave Jacksonville, FL 32204	475,000	9.06%(1)
Preferred Shares of NCZ	Metropolitan Life Insurance Company 200 Park Ave New York, NY 10166	820,000	15.65%(1)
Common Shares of NFJ	Morgan Stanley 1585 Broadway New York, NY 10036	10,841,427	11.66%
Common Shares of NFJ	Saba Management, L.P. 405 Lexington Avenue, 58th Fl. New York, NY 10174	10,213,194	10.99%
Common Shares of VGI	SIT Investment Associates Inc 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,057,760	18.19%

(1)
Ownership percentages shown are equal to the number of votes attributable to shareholder’s Preferred Shares divided by the total votes attributable to all Preferred Shares for the applicable Fund. As described above under “Further Information about Voting and the Annual Meeting,” the MRP Shares and Cumulative Preferred Shares each have a liquidation preference of $25.00 per share. For NCV, as of the Record Date, Metropolitan Life Insurance Company owned 97.73% of that Fund’s MRP Shares outstanding. For NCZ, as of the Record Date, Metropolitan Life Insurance Company owned 93.18% of that Fund’s MRP Shares outstanding and Fidelity National Financial, Inc. owned 10.89% of that Fund’s Cumulative Preferred Shares outstanding.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-35032. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or any Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.
Deadline for Shareholder Proposals
AIO, NCV, NCZ, ACV, NFJ, NIE and EDF
Shareholder proposals intended to be presented at the annual meeting of shareholders of AIO, NCV, NCZ, ACV, NFJ, NIE and EDF to be held in 2027 must be received by the respective Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the commencement of mailing of this proxy statement, which means that such proposals must be received no later than 5:00 p.m. Eastern Time, on March 6, 2027, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered by the later of 5:00 p.m. Eastern Time on the 45th day prior to the date of such annual meeting or the tenth business day following the day on which public announcement of the date of such meeting is first made. Subject to the above, each of AIO’s, NCV’s, NCZ’s, ACV’s, NFJ’s, NIE’s and EDF’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Trustee nominations) before the annual meeting of shareholders to be held in 2027, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, between February 19, 2027, and 5:00 p.m. Eastern Time on March 6, 2027.
VGI and ZTR
Shareholder proposals intended to be presented at the annual meeting of shareholders of VGI and ZTR to be held in 2027 must be received by the respective Fund not less than 120 days nor more than 150 days prior to the first anniversary of the date of this proxy statement, which means that such proposals must be received no later than 5:00 p.m. Eastern Time, on December 21, 2026, in order to be considered for inclusion in the Fund’s Proxy Statement and form of Proxy relating to that meeting; provided, however, that in the event that the Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must have been so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Subject to the above, each of VGI’s and ZTR’s Bylaws provide that if a shareholder of record entitled to vote desires to bring proposals (including Trustee nominations) before the annual meeting of shareholders to be held in 2027, written notice of such proposals as prescribed in the Bylaws must be received by the Fund’s Secretary, in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668, between November 21, 2026, and 5:00 p.m. Eastern Time on December 21, 2026.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.

Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
KATHRYN L. SANTORO
Secretary
Virtus Artificial Intelligence & Technology Opportunities Fund
Virtus Convertible & Income Fund
Virtus Convertible & Income Fund II
Virtus Diversified Income & Convertible Fund
Virtus Dividend, Interest & Premium Strategy Fund
Virtus Equity & Convertible Income Fund
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.
April 20, 2026

Exhibit A
VIRTUS FUNDS1
(each, a “Fund” and together, the “Funds”)
AUDIT COMMITTEE CHARTER
Purposes
The purposes of the Audit Committee (the “Committee”) are:
(a)
to oversee the Funds’ accounting and financial reporting processes, their internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain service providers;

(b)
to oversee the quality and integrity of the Funds’ financial statements and the independent audit thereof;

(c)
to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

(d)
to approve prior to appointment the engagement of the Funds’ independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors, which review and evaluation may take into account the attached Audit Quality Indicators as guidance among other factors deemed relevant by the Committee;

and
(e)
to act as a liaison between the Funds’ independent auditors and the Board.

1
The Virtus Funds include The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Alternative Solutions Trust, Virtus Asset Trust, Virtus Equity Trust, Virtus Investment Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Strategy Trust and Virtus Variable Insurance Trust (the series of each of which collectively are the “Open-End Funds”) and also include Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund Inc., Virtus Stone Harbor Emerging Markets Income Fund, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Fund (collectively, the “Closed-End Funds,” which collectively with the Open-End Funds are the “Funds”).

The Committee shall also have the responsibility and authority:
(f)
to carry out independent investigations of Fund matters relating to the Committee’s purposes as defined above; and

(g)
to retain and oversee outside experts to consult on such investigations, as necessary.

Summary of Responsibilities
The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors’ responsibility to plan and carry out a proper audit. Specifically, Funds’ management is responsible for: (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent auditors.
Although the Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Funds’ financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Funds’ management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to assure compliance with laws and regulations or to conduct “field work” or other types of auditing or accounting reviews or procedures.
In discharging their duties each member of the Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Funds whom the Committee member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person’s professional or experts competence; or (3) another Board committee of which the Committee member is not a member. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Funds and from whom the Committee receives the information, opinions, reports or statements described above and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of such information, opinions, reports or statements.
Management of the Funds shall provide or arrange to provide such information, data and services as the Committee may request.
The independent auditors for the Funds shall report directly to the Committee.
Committee Composition
The Committee shall consist of at least three (3) members, all of whom are members of the Boards of Trustees of the Funds (the “Board”) and who are “disinterested” Trustees2 as that term is defined in the Investment Company Act of 1940 or “independent” as defined in the Sarbanes-Oxley Act of 2002, whichever is more restrictive. Each member of the Committee shall be financially literate as that term is interpreted by the Board in its business judgment, and at least one member shall be an “audit committee financial expert” as that term is defined in Item 3 of Form N-CSR. The Governance and Nominating Committee shall recommend Committee assignments and a Committee chairperson, with such assignments and chairperson being approved by the Board. The Committee chairperson shall be responsible for the leadership of the Committee, including scheduling meetings, or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings of the Committee and making reports to the Board, as appropriate. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.
Structure, Operations and Governance
Meetings and Records.   The Committee shall meet on a regular basis, as often as required and as the Committee considers appropriate. Meetings may be called and notice given by the Committee chairperson or a majority of the members of the Committee. Members may attend meetings in person or by telephone, video or other appropriate electronic media through which all persons participating in the meeting can hear each other at the same time. The Committee shall maintain minutes or other records of its meetings and activities and report to the Board on any action it takes not later than the next following Board meeting.

2
The term “Trustee” includes a Director of an investment company organized as a corporation.

Required Vote, Quorum and Actions by Written Consent.   The affirmative vote of a majority of the voting members of the Committee participating in any meeting of the Committee is necessary for the adoption of any resolution. No resolution may be adopted at a meeting unless at least a majority of the voting members are present at the meeting. Notwithstanding the foregoing, to the extent permitted by law (unless precluded by the Funds’ governing documents), the Committee may act by written consent of a majority of its members. Written consent may be evidenced by any form of electronic signature allowed by law.
Appropriate Resources and Authority.   The Committee shall have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the Funds’ expense, as it deems necessary or appropriate to carry out its duties and responsibilities. In addition, the Committee shall have direct access to such officers of, and service providers to, the Funds, including subadvisers of the Funds, as it deems desirable.
Review of Charter.   The Committee shall review and assess the adequacy of this Charter at least annually and, where necessary, will recommend changes. The Board may amend this Charter at any time in response to recommendations from the Committee or on its own initiative.
Performance Evaluation.   The Audit Committee shall perform a review and evaluation, at least annually, of the performance of the Audit Committee and its members, including a review of the compliance of the Audit Committee with this Charter.
Executive Sessions; Inviting Others.   The Committee may meet privately and may invite non-members to attend such meetings. The Committee may meet with representatives of the Funds’ investment advisers, legal counsel of the Funds’ investment advisers, compliance personnel of the investment advisers, and representatives of the Funds’ Service Providers, including subadvisers of the Funds, to discuss matters that relate to the areas for which the Committee has responsibility. The Committee shall meet at least annually, in separate executive sessions, with representatives of Fund management and the Funds’ independent auditors.
Delegation.   The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.
Consulting, Advisory or Other Services.   No Member of the Audit Committee may accept any consulting, advisory or other compensation from the Funds except compensation for service as a member of the Board or a Committee of the Board, or be an affiliate of the Funds, their advisers or any of their subsidiaries or affiliates.

If an Audit Committee member serves on the audit committee of more than three public companies, the member shall continue to serve on the Audit Committee only if the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee. (Service on multiple audit committees in the same fund complex will be counted as one audit committee.)
Specific Duties and Powers of the Committee
(a)
to consider and recommend prior to appointment the selection, retention or termination of independent auditors to annually audit and provide their opinion on the Funds’ financial statements. Committee members shall evaluate the independent auditors’ performance, compensation and costs, organizational capability and independence from management. The Committee will obtain receipt from the independent auditors of a formal written statement, no less frequently than annually in connection with the engagement of the independent auditors to audit the Funds’ financial statements, delineating relationships between the independent auditors (and their related entities) and the Funds (and their related entities), consistent with Rule 3526 of the Public Company Accounting Oversight Board (“PCAOB”). The Committee will then make recommendations to the Board regarding the selection of independent auditors;

(b)
to approve prior to appointment the engagement of the auditors to provide other audit services to the Funds or to provide non-audit services to the Funds, the Funds’ advisers or any entity controlling, controlled by, or under common control with the Funds’ advisers (“adviser affiliate”) that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds;

(c)
to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ auditors to provide any of the services described in (b) above;

(d)
to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(e)
to consider whether the non-audit services provided by the Funds’ auditors to the Funds’ advisers or any adviser affiliates that provide ongoing services to the Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence; however, the auditor should have all audit and non-audit services pre-approved by the Committee, before performing such service;

(f)
to review the arrangements for and scope of the annual audit and any special audits;

(g)
to review and approve the fees proposed to be charged to the Funds for each audit and non-audit service;

(h)
to consider information and comments from the auditors with respect to the Funds’ accounting and financial reporting policies, procedures and internal control over financial reporting (including the Funds’ critical accounting policies and practices such as valuation of securities, risk management and regulatory compliance), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Funds’ accounting and financial reporting;

(i)
for the Open-End Funds, to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Open-End Funds’ financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on such financial statements;

(j)
for the Closed-End Funds, to review the annual audited and the semi-annual financial statements, with Fund Management and the auditors, including major issues regarding the accounting and auditing principles and practices and including any related disclosures, to prepare an Audit Committee report related to the annual review for each of the Closed-End Funds to be included in the proxy statement for each Closed-End Fund’s annual shareholders meeting and, if a fund chooses to include Management’s Discussion of Fund Performance in its Form N-CSR, to meet to review and discuss it;

(k)
to receive at least annually a report from the independent auditors within 90 days prior to the filing of the auditors’ report (or receive an updated report within such 90 day period, if the auditors’ annual report is presented to the Committee more than 90 days prior to the filing of the auditors’ report) which includes the following: (i) all critical accounting policies and practices used by the Funds (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Funds since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Funds’ complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above;
(l)
to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the Funds’ independent auditors and to review any other matters that may have a material effect on the Funds’ financial statements;

(m)
to resolve any serious difficulties or disputes with management encountered during the course of the audit;

(n)
to obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, (iii) information relating to criminal, civil, or administrative actions or disciplinary proceedings pending against the firm or any associated person of the firm in connection with any audit report, as provided under section 102 of the Sarbanes-Oxley Act of 2002, (iv) any steps taken to deal with any such issues disclosed by (ii) and (iii) above, (v) all relationships between the independent auditors and the Funds or their affiliates, and (vi) any reports of the independent auditors mandated by Section 10A of the Securities Exchange Act of 1934, as amended, including any information with respect to illegal acts in accordance with Section 10A;

(o)
to obtain and review from the independent auditors, at least annually, the inspection report of the independent auditors issued by the PCAOB;

(p)
to establish “whistleblower” procedures for (i) the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Funds or any of their advisers of concerns regarding questionable accounting or auditing matters. Such complaints and concerns shall be reported quarterly to the Committee, and the Funds and their advisers and contract providers shall notify all of their affected employees about the right to provide confidential and/or anonymous complaints or comments regarding questionable accounting matters;

(q)
to review disclosures made by the Funds’ principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the

Sarbanes-Oxley Act of 2002 and the regulations and rules promulgated thereunder, including the Funds’ disclosure controls and procedures and internal controls over financial reporting and evaluations thereof;
(r)
to receive and review reports from the Funds’ principal executive officer and principal financial officer, or persons performing similar functions, regarding (i) any significant deficiencies and material weaknesses in the design or operation of the Funds’ internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize and report financial information, (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Funds’ internal controls over financial reporting, and (iii) whether or not there were changes in the Funds’ internal control over financial reporting that have materially affected, or are reasonably likely to materially affect, the Funds’ internal control over financial reporting;

(s)
with respect to the Closed-End Funds only:

(i)
to discuss the Funds’ press releases regarding earnings, and any financial information or earnings guidance provided to analysts or rating agencies, and

(ii)
to review such other matters related to the Committee’s areas of oversight as may be required of the Committee by any exchange on which a Fund’s shares are listed;

(t)
to review, in consultation as appropriate with management and the independent auditors:

(i)
The adequacy of the internal controls and disclosure controls and procedures, including computerized information system controls over the daily net asset valuation process (including valuation of securities and fair valuation processes),

(ii)
The adequacy of internal controls at servicing agents employed on behalf of the Funds, including significant comments contained in servicing agents’ auditors’ reports on these controls, and

(iii)
Findings and recommendations of the independent auditors on internal controls maintained by both the Funds and their servicing agents, together with responses of management, including the status of previous recommendations;

(u)
to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Funds’ accounting or financial reporting;

(v)
to report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

(w)
to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

In addition to the traditional audit committee responsibilities listed above, the Committee shall review, assist with, and provide recommendations to the Board as necessary, with respect to the subjects listed below, including the review of periodic reports, notwithstanding that the ultimate responsibility for these items continues to reside with the Board.
(x)
matters related to the valuation of portfolio securities, as appropriate and consistent with Rule 2a-5 of the Investment Company Act of 1940;

(y)
the review of complex securities held in the Funds;

(z)
matters relating to the Funds’ securities lending program, trading practices and costs, foreign currency trading, foreign custody arrangements, prime brokerage arrangements, lending and borrowing; and

(aa)
the Open-End Funds’ periodic distributions to shareholders.

New Rules, Proposals and Regulations
Notwithstanding the foregoing Committee responsibilities, the Committee shall be responsible for the oversight of new rules, proposals and regulations, only after the consideration and assignment of such oversight by the Board.
Last Approved: August 26, 2025

Audit Quality Indicators (“AQIs”)
Audit Professionals:
—
Experience and competence of the engagement team in the asset management industry.

—
Audit engagement team continuity and relative turnover of engagement team members.

Audit Process:
—
Compliance with Regulations — SEC, PCAOB, FASB, AICPA & IRS

—
Investment in infrastructure supporting quality audits and improving audit efficiencies

—
technology/innovation, intellectual capital, policies and procedures

—
Responsiveness to Audit Committee and Management

Audit Results:
—
Communication to both Audit Committee and Fund Management

—
Enforcement and Litigation

EVERY VOTE IS IMPORTANT PO Box 43131Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Artificial Intelligence & Technology Opportunities Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Artificial Intelligence & Technology Opportunities Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. AIO_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 1a. Election of Trustee (Class I): FOR WITHHOLD 01. Donald C. Burke 1b. Election of Trustee (Class I): FOR WITHHOLD 01. R. Keith Walton 1c. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AIO 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Convertible & Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 2a. Election of Trustee (Class II): FOR WITHHOLD 01. George R. Aylward 2b. Election of Trustee (Class II): FOR WITHHOLD 01. Sarah E. Cogan 2c. Election of Trustee (Class III): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV1 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus Convertible & Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_35032_041026_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 2a. Election of Trustee (Class II): FOR WITHHOLD 01. George R. Aylward 2b. Election of Trustee (Class II): FOR WITHHOLD 01. Sarah E. Cogan 2c. Election of Trustee (Class III): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV2 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Convertible & Income Fund II which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 3a. Election of Trustee (Class II): FOR WITHHOLD 01. George R. Aylward 3b. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ1 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus Convertible & Income Fund II which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_35032_041026_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 3a. Election of Trustee (Class II): FOR WITHHOLD 01. George R. Aylward 3b. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ2 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Diversified Income & Convertible Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Diversified Income & Convertible Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ACV_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 4a. Election of Trustee (Class I): FOR WITHHOLD 01. F. Ford Drummond 4b. Election of Trustee (Class II): FOR WITHHOLD 01. George R. Aylward 4c. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACV 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Dividend, Interest & Premium Strategy Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Dividend, Interest & Premium Strategy Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NFJ_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 5a. Election of Trustee (Class I): FOR WITHHOLD 01. F. Ford Drummond 5b. Election of Trustee (Class III): FOR WITHHOLD 01. Sarah E. Cogan 5c. Election of Trustee (Class III): FOR WITHHOLD 01. R. Keith Walton 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NFJ 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS EQUITY & CONVERTIBLE INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Equity & Convertible Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Equity & Convertible Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NIE_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 6a. Election of Trustee (Class I): FOR WITHHOLD 01. F. Ford Drummond 6b. Election of Trustee (Class I): FOR WITHHOLD 01. R. Keith Walton 6c. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2027. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIE 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS GLOBAL MULTI-SECTOR INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Global Multi-Sector Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Global Multi-Sector Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. VGI_35032_041726 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 7a. Election of Trustee (Class II): FOR AGAINST ABSTAIN 01. Donald C. Burke 7b. Election of Trustee (Class II): FOR AGAINST ABSTAIN 01. Sarah E. Cogan 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2026. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx VGI 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Stone Harbor Emerging Markets Income Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Stone Harbor Emerging Markets Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. EDF_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 8a. Election of Trustee (Class III): FOR WITHHOLD 01. F. Ford Drummond 8b. Election of Trustee (Class III): FOR WITHHOLD 01. Connie D. McDaniel 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2026. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx EDF 35032 xxxxxxxx / /

EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY CARD VIRTUS TOTAL RETURN FUND INC. JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 1, 2026 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints Kathryn Santoro, George R. Aylward and Julia Short, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MN6WL79 on June 1, 2026 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of Virtus Total Return Fund Inc. which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Directors of Virtus Total Return Fund Inc. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ZTR_35032_041026 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope SCAN The QR code or visit www.proxy-direct.com to vote your shares VOTE AT THE VIRTUAL MEETING Visit: meetnow.global/MN6WL79 on June 1 at 3:30 p.m. Eastern Time. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

FOR AGAINST ABSTAIN EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Meeting of Shareholders To Be Held Virtually on June 1, 2026 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-35032 IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Directors recommends a vote “FOR” all the nominees listed and “FOR” Proposal 10. 9a. Election of Director (Class III): FOR WITHHOLD 01. Connie D. McDaniel 9b. Election of Director (Class III): FOR WITHHOLD 01. R. Keith Walton 9c. Election of Director (Class III): FOR WITHHOLD 01. Brian T. Zino 10. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2026. 11. To transact such other business as may properly come before the Annual Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ZTR 35032 xxxxxxxx / /